EXHIBIT 21
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                                                 NAME UNDER WHICH
                                  STATE OF       SUBSIDIARY CONDUCTS
SUBSIDIARY OR ORGANIZATION        INCORPORATION  BUSINESS
------------------------------    -------------  ------------------------------
THE FINANCIAL STATEMENTS OF THE FOLLOWING ENTITIES WERE CONSOLIDATED INTO THE FINANCIAL STATEMENTS OF THE REGISTRANT AT DECEMBER 31, 1999:
Duke Construction Limited        Indiana         Duke Construction Limited
 Partnership                                      Partnership
Duke Realty Construction, Inc.   Indiana         Duke Realty Construction, Inc.
Duke Realty Services Limited     Indiana         Duke Realty Services Limited
 Partnership                                      Partnership
Duke Services, Inc.              Indiana         Duke Services, Inc.
Duke-Weeks Realty Limited        Indiana         Duke-Weeks Realty Limited
 Partnership                                      Partnership
Kenwood Office Associates        Ohio            Kenwood Office Associates
New World Partners Joint         Florida         New World Partners Joint
 Venture                                          Venture
New World Partners Joint         Florida         New World Partners Joint
 Venture No. 2                                    Venture No. 2
North Point Limited              Florida         North Point Limited
 Partnership No. 1                                Partnership No. 1
North Point Limited              Florida         North Point Limited
 Partnership No. 3                                Partnership No. 3
P-95/Fed Limited Partnership     Georgia         P-95/Fed Limited Partnership
P-95/Global Limited              Georgia         P-95/Global Limited
 Partnership                                      Partnership
P-95/Three Limited Partnership   Georgia         P-95/Three Limited Partnership
PCG/Duke, LLC                    Ohio            PCG/Duke, LLC
Sawgrass Limited                 Florida         Sawgrass Limited
 Partnership No. 1                                Partnership No. 1
Sawgrass Limited                 Florida         Sawgrass Limited
 Partnership No. 2                                Partnership No. 2
Shadeland Station Office         Indiana         Shadeland Station Office
 Associates II L.P.                               Associated II L.P.
Weeks Construction               Georgia         Weeks Construction
 Services, Inc.                                   Services, Inc.
Weeks Development Partnership    Georgia         Weeks Development Partnership
Weeks P-95 LLC                   Georgia         Weeks P-95 LLC
Weeks Realty Services, Inc.      Georgia         Weeks Realty Services, Inc.
Weeks Skyland Limited            Florida         Weeks Skyland Limited
 Partnership                                      Partnership
Weeks Tradeport                  Florida         Weeks Tradeport

THE REGISTRANT ACCOUNTED FOR THE FOLLOWING ENTITIES ON THE EQUITY METHOD AT DECEMBER 31, 1999:

625 Building, LLC                Missouri        625 Building, LLC
B/D Limited Partnership          Indiana         B/D Limited Partnership
Beacon Station #22-#24           Florida         Beacon Station #22-#24
 Limited Partnership                              Limited Partnership
Campus Development, LLC          Ohio            Campus Development, LLC
Cincinnati Development           Ohio            Cincinnati Development
 Group LLC                                        Group LLC
Codina Group, Inc.               Florida         Codina Group, Inc.
CWT Associates                   Florida         CWT Associates
Dugan Office, LLC                Indiana         Dugan Office, LLC
Dugan Realty, LLC                Indiana         Dugan Realty, LLC
Dugan SSP, LLC                   Indiana         Dugan SSP, LLC
Duke A&M, LLC                    Ohio            Duke A&M, LLC
Duke Tees Joint Venture          Indiana         Duke Tees Joint Venture
Eckes Weeks Venture LP           Georgia         Eckes Weeks Venture LP
Hawksmoor, LLC                   Indiana         Hawksmoor, LLC
Hillside Partnership One         Georgia         Hillside Partnership One
Horizon Associates Limited       Georgia         Horizon Associates Limited
 Partnership                                      Partnership
Huntcrest I, LLC                 Georgia         Huntcrest I, LLC
Lamida Partners Limited          Ohio            Lamida Partners Limited
 Partnership                                      Partnership
Park Fletcher Limited            Indiana         Park Fletcher Limited
 Partnership 2728                                 Partnership 2728
Parkrite Limited Partnership     Indiana         Parkrite Limited Partnership
Post Road Limited Partnership    Indiana         Post Road Limited Partnership
Sugarloaf Holdings One, LLC      Georgia         Sugarloaf Holdings One, LLC
Sugarloaf Holdings Three, LLC    Georgia         Sugarloaf Holdings Three, LLC
Sugarloaf Holdings Two, LLC      Georgia         Sugarloaf Holdings Two, LLC
Town Point Limited Partnership   Georgia         Town Point Limited Partnership
WBP One Limited Partnership      Florida         WBP One Limited Partnership

THE REGISTRANT ACCOUNTED FOR THE FOLLOWING ENTITIES ON THE COST METHOD
 AT DECEMBER 31, 1999:
Park Creek Venture               Indiana         Park Creek Venture
Pinnacle Media, LLC              Indiana         Pinnacle Media, LLC

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